Exhibit 99.1

For Immediate Release

Broder Bros., Co. Announces Exchange Offer, Mutual Release and Consent Solicitation for All of its Outstanding 11.25% Senior Notes due 2010

Trevose, PA, April 20, 2009 – Broder Bros., Co. (the “Company”) launched an exchange offer (the “Exchange Offer”) on April 17, 2009 for all of its outstanding $225,000,000 aggregate principal amount 11 1/4% Senior Notes due October 15, 2010 (the “Old Notes”). In exchange for their Old Notes, note holders who participate in the exchange (the “Participating Note Holders”) will receive the Company’s newly issued 12%/15% Senior Payment-in-Kind Toggle Notes due 2013 (the “New Exchange Notes”) and a pro-rata share of the Company’s newly issued common stock (the “New Common Stock” and together with the New Exchange Notes, the “Exchange Securities”). This change in the Company’s capital structure is intended to reduce its leverage, extend the maturity of its senior debt, decrease its cash interest expense, and enhance the Company’s near-term liquidity.

For each $1,000 in Old Notes, Participating Note Holders will receive $444.44 of New Exchange Notes and their pro rata share of no less than 95% of the New Common Stock. The New Common Stock to be issued to the Participating Note Holders is subject to dilution upon the exercise of warrants to be issued to the existing stockholders and the exercise of stock options to be issued as part of a new management equity incentive plan.

Participating Note Holders will also, by tendering their Old Notes, become obligors under and beneficiaries of a mutual release under which the parties including the Participating Note Holders, the Company and the existing equityholders of the Company will agree to release the other parties to the mutual release and their related parties from all claims that the parties and their related parties have, had or may have directly or indirectly related to the Company, subject to limited exceptions set forth in the release. Participating Note Holders will also be required to deliver consents to amend the indenture governing the Old Notes to waive any and all existing defaults and events of default that have arisen or may arise under the Old Notes, eliminate substantially all of the covenants in the indenture relating to the Old Notes that govern the company’s actions, other than the covenants to pay principal of and interest on the existing notes when due, and eliminate or modify the related events of default.

Consummation of the Exchange Offer is subject to a number of conditions, including the absence of certain adverse legal and market developments and the valid tender of at least $220,500,000 aggregate principal amount of the Old Notes (which minimum threshold would result in the issuance of up to $98,000,000 aggregate principal amount of Exchange Notes) prior to the expiration of the Exchange Offer.

Holders who tender their Old Notes on or before the earlier of April 30, 2009 and the date on which the minimum tender condition is satisfied will receive a consent payment in cash equal to $10.00 per $1,000 principal amount of Old Notes tendered and additional exchange notes in a principal amount equal to $10.00 per $1,000 principal amount of Old Notes tendered.

If the Company fails to secure the participation of at least 98% of the Old Notes or does not consummate the Exchange Offer for any reason, it intends to initiate a restructuring through the filing of a voluntary petition under Chapter 11 of the U.S. Bankruptcy Code.

The Exchange Offer is only made, and copies of the offering documents will only be made available, to holders of Old Notes that have certified certain matters to the Company, including their status as “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act of 1933 (the “Securities Act”), an institutional “accredited investor” within the meaning of Rule 501(a)(1), (2), (3), or (7) under the Securities Act, or as a “non-U.S. Person” within the meaning of the Securities Act (together “Eligible Holders”). An offering memorandum, dated today, will be distributed to Eligible Holders and is available to Eligible Holders through the information agent, D.F. King & Co., Inc., at (800) 859-8508 or (212) 269-5550.

The Exchange Offer will expire at 5:00 pm, New York City time, on May 14, 2009, unless extended or terminated by the Company. Tenders of Old Notes may be withdrawn at any time prior to the earlier of (i) 5:00 p.m., New York City time, on May 14, 2009 (the “Consent Time”) and (ii) the date on which at least $220,500,000 in aggregate principal amount of the Old Notes have been tendered and the other closing conditions have been met, subject to extension.

The Exchange Securities have not been and will not be registered under the Securities Act or any state securities laws. Therefore, the Exchange Securities may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws.

This press release does not constitute an offer to purchase any securities or a solicitation of an offer to sell any securities. The Exchange Offer and consent solicitation are being made only pursuant to an offering memorandum and related letter of transmittal and only to such persons and in such jurisdictions as is permitted under applicable law.

About Broder Bros., Co.

Broder Bros., Co. is one of the nation’s largest distributors of trade, private label, and exclusive apparel brands to the imprinting, embroidery and promotional product industries, serving customers since 1919. It currently has eight distribution centers across the U.S. and has the capability to deliver to approximately 80 percent of the U.S. population in one day. Via its three divisions, the company distributes industry-leading brands Anvil, Fruit of the Loom, Gildan, Hanes and Jerzees as well as exclusive retail brands Adidas Golf, Champion and Columbia.

Cautionary Information Regarding Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally can be identified as such because the context of the statement includes words such as “believe,” “expect,” “anticipate,” “will,” “should” or other words of similar import. These statements also include, but are not limited to, the companies’ plans, objectives, expectations and intentions and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of the management of Broder Bros., Co. and are subject to significant risks and uncertainties.

Forward looking statements are not guarantees of future results and conditions but rather are subject to various factors, risks and uncertainties that could cause our actual results to differ materially from those expressed in these forward-looking statements. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: failure to complete the exchange offer would force us to seek protection under Chapter 11 of the Bankruptcy Code; failure to and abide by the terms of our April 9, 2009 amendment to our credit facility would make it difficult for us to operate our business in the ordinary course, and would likely force us to seek protection under Chapter 11 of the Bankruptcy Code; if our cash provided by operating and financing activities continues to be insufficient to fund our cash requirements, we will face substantial liquidity problems without a restructuring; a long and protracted restructuring could adversely impact our management and otherwise adversely affect our business; slowdowns in general economic activity, resulting in a detrimental impact on our customers and having an adverse effect on our sales and profitability; our ability to access the credit and capital markets being adversely affected by factors beyond our control, including turmoil in the financial services industry, volatility in financial markets and general economic downturns; the inability to compete successfully, resulting in a loss of customers; a disruption in our distribution centers affecting our results of operations; a disruption in the ability of our suppliers to deliver products to us; our relationships with most of our suppliers are terminable at will and the loss of any of these suppliers could have an adverse effect on our sales and profitability; we do not have any long-term contracts with our customers and the loss of customers could adversely affect our sales and profitability; unsuccessful prediction of customer demand for our private label products; we rely significantly on one shipper to distribute our products to our customers and any service disruption could have an adverse effect on our sales; if any of our distribution facilities were to unionize, we would incur increased risk of work stoppages and possibly higher labor costs; loss of key personnel or our inability to attract and retain new qualified personnel could hurt our business and inhibit our ability to operate and grow successfully; incurring restructuring or impairment charges; unsuccessful identification or completion of future acquisitions; our substantial level of indebtedness could adversely affect our financial condition and prevent us from fulfilling our obligations; we intend to cease filing reports with the SEC as soon as possible; despite current anticipated indebtedness levels and restrictive covenants, we may incur additional indebtedness in the future; the current principal shareholders of the company will continue to have significant influence over our operations; and other factors, risks and uncertainties detailed from time to time in our SEC filings. We assume no obligation to update these forward-looking statements.

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